                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                            ______________________

                                   FORM 8-K

                                CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)                  May 12, 1997
                                                           ---------------------

The Money Store Home Improvement Trust 1997-I and the Originators as listed below under a Pooling and Servicing Agreement dated as of February 28, 1997 providing for the issuance of The Money Store Home Improvement Loan Certificates, Series 1997-I

                               TMS Mortgage Inc.
                       The Money Store Home Equity Corp.
                        The Money Store/Minnesota Inc.
                         The Money Store/Kentucky Inc.
                           The Money Store/D.C. Inc.
                           -------------------------
            (Exact name of regristrant as specified in its charter)



New Jersey                    333-20817-10                      Applied For
----------                    ------------                      -----------

State or other                (Commission                      (IRS Employer
jurisdiction of               File Number)                       ID Number)
incorporation)


2840 Morris Avenue, Union, New Jersey 07083
-------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                                           (908) 686-2000
                                                               --------------

                    n/a
-------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5              Other Events
                    ------------


     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the May 12, 1997 Remittance Date.


Item 7              Financial Statements and Exhibits
                    ---------------------------------


     The quarterly financial statement for the period ended September 30, 1996 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1996.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                   TMS Mortgage Inc.


                                                   By: /s/ Harry Puglisi
                                                   --------------------------
                                                           Harry Puglisi
                                                             Treasurer




          Dated:          May 15, 1997

                            SERVICER'S CERTIFICATE

IN ACCORDANCE WITH SECTION 6.10 OF THE  POOLING AND SERVICING
AGREEMENT DATED AS OF FEBRUARY 28,  1997, THE MONEY STORE INC.
REPORTS THE FOLLOWING INFORMATION  PERTAINING TO SERIES 1997-I
FOR THE MAY 12, 1997 DETERMINATION DATE.

1.  AGGREGATE AMOUNT RECEIVED                                    $ 2,864,713.73


    LESS: SERVICE FEE                                                 25,938.40
          CONTINGENCY FEE                                             25,938.40
          OTHER SERVICER FEES (Late Charges / Escrow)                  2,649.73
          UNREIMBURSED MONTHLY ADVANCES                                    0.00
                                                              -----------------

                                                                      54,526.53

    PLUS: MONTHLY ADVANCE - INCLUDING
            COMPENSATING INTEREST                                     13,390.15
          PRE-FUNDING ACCOUNT TRANSFER                               182,011.41
          CAPITALIZED INTEREST ACCOUNT TRANSFER                       74,472.79
                                                              -----------------

                                                                     269,874.36



                                                              -----------------
    AVAILABLE REMITTANCE AMOUNT (I-2)                              3,080,061.56
                                                              =================


2.  (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                          47,132,617.48

    (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                          53,700,000.00

    (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                          19,487,000.00

    (D) CLASS M-1 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                          25,375,000.00

    (E) CLASS M-2 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                          12,250,000.00

    (F) CLASS B-1 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                           9,625,000.00

    (G) CLASS B-2 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                           6,563,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS :
    CLASS A-1                                                     1,521,694.49
    CLASS A-2                                                             0.00
    CLASS A-3                                                             0.00
    CLASS M-1                                                             0.00
    CLASS M-2                                                             0.00
    CLASS B-1                                                             0.00
    CLASS B-2                                                             0.00
  TOTAL  PRINCIPAL DISTRIBUTION AMOUNT :                          1,521,694.49

4. (A) INTEREST SHORTFALL CARRYFORWARD AMOUNT                             0.00

   (B) PRINCIPAL SHORTFAL CARRYFORWARD AMOUNT                             0.00

   (C) TOTAL SHORTFALL CARRYFORWARD AMOUNT                                0.00

5. AVAILABLE MAXIMUM SUBORDINATION AMOUNT                         8,285,127.00

6. PRINCIPAL PREPAYMENT RECEIVED DURING THE DUE PERIOD
   AMOUNT                                                         1,016,268.84
   # OF LOANS                                                               89

7. AMOUNT OF CURTAILMENTS RECEIVED DURING
   THE DUE PERIOD                                                   185,440.07

8. AMOUNT OF EXCESS AND MONTHLY PAYMENTS
   IN RESPECT OF PRINCIPAL RECEIVED
   DURING THE DUE PERIOD                                            319,985.58

9. AMOUNT OF INTEREST RECEIVED                                    1,333,906.74

10. (A) AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
        THE DETERMINATION DATE
        MONTHLY ADVANCE TO BE DEPOSITED IN THE
        CERTIFICATE ACCOUNT PURSUANT TO
        SECTION 6.01 (a) (ii)                                        13,390.15

    (B) AMOUNT OF COMPENSATING INTEREST                                  77.44

11. DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12. AMOUNT OF REALIZED LOSSES DURING
    THE DUE PERIOD                                                        0.00

13. CLASS A-1 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT               258,443.85
     (B) PRINCIPAL DISTRIBUTION AMOUNT            1,521,694.49
     (C) CARRY FORWARD AMOUNT                             0.00
     (D) MONTHLY ADVANCE                                  0.00

     TOTAL CLASS A-1 REMITTANCE AMOUNT                            1,780,138.34

    CLASS A-2 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT               304,747.50
     (B) PRINCIPAL DISTRIBUTION AMOUNT                    0.00
     (C) CARRY FORWARD AMOUNT                             0.00
     (D) MONTHLY ADVANCE                                  0.00

     TOTAL CLASS A-2 REMITTANCE AMOUNT                              304,747.50

CLASS A-3 REMITTANCE AMOUNT:
 (A) CURRENT INTEREST REQUIREMENT            114,080.15
 (B) PRINCIPAL DISTRIBUTION AMOUNT                 0.00
 (C) CARRY FORWARD AMOUNT                          0.00
 (D) MONTHLY ADVANCE                               0.00

 TOTAL CLASS A-3 REMITTANCE AMOUNT                               114,080.15


CLASS A REMITTANCE AMOUNT:
 (A) CURRENT INTEREST REQUIREMENT            677,271.50
 (B) PRINCIPAL DISTRIBUTION AMOUNT         1,521,694.49
 (C) CARRY FORWARD AMOUNT                          0.00
 (D) MONTHLY ADVANCE                               0.00

 TOTAL CLASS A REMITTANCE AMOUNT                               2,198,965.99

CLASS M-1 REMITTANCE AMOUNT:
 (A) CURRENT INTEREST REQUIREMENT            156,690.63
 (B) PRINCIPAL DISTRIBUTION AMOUNT                 0.00
 (C) CARRY FORWARD AMOUNT                          0.00
 (D) MONTHLY ADVANCE                               0.00

 TOTAL CLASS M-1 REMITTANCE AMOUNT                               156,690.63

CLASS M-2 REMITTANCE AMOUNT:
 (A) CURRENT INTEREST REQUIREMENT             82,381.25
 (B) PRINCIPAL DISTRIBUTION AMOUNT                 0.00
 (C) CARRY FORWARD AMOUNT                          0.00
 (D) MONTHLY ADVANCE                               0.00

 TOTAL CLASS M-2 REMITTANCE AMOUNT                                82,381.25

CLASS M REMITTANCE AMOUNT:
 (A) CURRENT INTEREST REQUIREMENT            239,071.88
 (B) PRINCIPAL DISTRIBUTION AMOUNT                 0.00
 (C) CARRY FORWARD AMOUNT                          0.00
 (D) MONTHLY ADVANCE                               0.00

 TOTAL CLASS M REMITTANCE AMOUNT                                 239,071.88

CLASS B-1 REMITTANCE AMOUNT:
 (A) CURRENT INTEREST REQUIREMENT             60,236.46
 (B) PRINCIPAL DISTRIBUTION AMOUNT                 0.00
 (C) CARRY FORWARD AMOUNT                          0.00
 (D) MONTHLY ADVANCE                               0.00

 TOTAL CLASS B-1 REMITTANCE AMOUNT                                60,236.46

CLASS B-2 REMITTANCE AMOUNT:
 (A) CURRENT INTEREST REQUIREMENT             44,272.90
 (B) PRINCIPAL DISTRIBUTION AMOUNT                 0.00
 (C) CARRY FORWARD AMOUNT                          0.00
 (D) MONTHLY ADVANCE                               0.00

 TOTAL CLASS B-2 REMITTANCE AMOUNT                                44,272.90

CLASS B REMITTANCE AMOUNT:
  (A) CURRENT INTEREST REQUIREMENT               104,509.36
  (B) PRINCIPAL DISTRIBUTION AMOUNT                    0.00
  (C) CARRY FORWARD AMOUNT                             0.00
  (D) MONTHLY ADVANCE                                  0.00

  TOTAL CLASS B REMITTANCE AMOUNT                                     104,509.36

AGGREGATE REMITTANCE AMOUNT:
  (A) CURRENT INTEREST REQUIREMENT             1,020,852.74
  (B) PRINCIPAL DISTRIBUTION AMOUNT            1,521,694.49
  (C) CARRY FORWARD AMOUNT                             0.00
  (D) MONTHLY ADVANCE                                  0.00

  TOTAL REMITTANCE AMOUNT                                           2,542,547.23

14.(A) REIMBURSABLE AMOUNT (I-22)                                           0.00
   (B) CLASS X REMITTANCE AMOUNT PAYABLE
       PURSUANT TO SECTION 6.08(d) (iii) & (iv)                       530,258.80

15.(A) CLASS A-1 PRINCIPAL BALANCE AFTER
      DISTRIBUTION TO BE MADE ON THE
      REMITTANCE DATE AND AFTER ALLOCATION
      OF REALIZED LOSSES                                           45,610,922.99

   (B) CLASS A-2 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                          53,700,000.00

   (C) CLASS A-3 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                          19,487,000.00

   (D) CLASS M-1 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                          25,375,000.00

   (E) CLASS M-2 PRINCIPAL BALANCE AFTER
       DISTRIBUTIONS TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                          12,250,000.00

   (F) CLASS B-1 PRINCIPAL BALANCE AFTER
       DISTRIBUTIONS TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                           9,625,000.00

   (G) CLASS B-2 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                           6,563,000.00

   (H) TOTAL POOL PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                         172,610,922.99

16. CLASS B PRINCIPAL DISTRIBUTION TEST                                                      TEST SATISFIED
    (1) TEST SHALL BE SATISFIED IF (i) DOED NOT EXCEED 50% OF (ii)
        (i)  SIXTY-DAY DELINQUENCY RATIO                              0.00%
        (ii) CLASS A SUBORDINATION PERCENTAGE                        31.18%
                        PERCENTAGE                                                  0.00%       YES


                   AND EITHER (2) OR (3)

    (2)   BOTH (X) AND (Y)
    (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
         DOES NOT EXCEED 9%     AND                                                 0.00%
    (Y) THE CUMULATIVE REALIZED LOSSES DO NOT EXCEED $19,425,000                    0.00        YES

    (3)   BOTH (X) AND (Y)
    (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
         DOES NOT EXCEED 15%    AND                                                 0.00%
    (Y) THE CUMULATIVE REALIZED LOSSES DO NOT EXCEED $6,475,000                     0.00        YES


          IF (1) AND EITHER (2) OR (3) =  "YES", THEN THE TEST IS SATISFIED


17. CUMULATIVE REALIZED LOSSES                                                      0.00

18. (A) THE WEIGHTED AVERAGE MATURITY                                            214.115

    (B) THE WEIGHTED AVERAGE INTEREST RATE                                        12.880%

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                               25,938.40

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                             25,938.40

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE                 7,255.53

    (D) FHA PREMIUM ACCOUNT                                                     6,512.30

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
    SERVICERS PURSUANT TO:

           (A) SECTION 5.04 (b)                                                     0.00
           (B) SECTION 5.04 (c)                                                     0.00
           (C) SECTION 5.04 (d)(ii)                                                 0.00
           (D) SECTION 5.04 (e)                                                     0.00
           (E) SECTION 5.04 (f)(i)                                             51,876.80


 21. CLASS A-1 POOL FACTOR (I-5):
    CURRENT CLASS A-1 PRINCIPAL BALANCE                      45,610,922.99    0.95022756
    ORIGINAL CLASS A-1 PRINCIPAL BALANCE                     48,000,000.00

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A-2 PRINCIPAL BALANCE                      53,700,000.00    1.00000000
    ORIGINAL CLASS A-2 PRINCIPAL BALANCE                     53,700,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A-3 PRINCIPAL BALANCE                      19,487,000.00    1.00000000
    ORIGINAL CLASS A-3 PRINCIPAL BALANCE                     19,487,000.00

   CLASS M-1 POOL FACTOR (I-5):
   CURRENT CLASS M-1 PRINCIPAL BALANCE        25,375,000.00            1.00000000
   ORIGINAL CLASS M-1 PRINCIPAL BALANCE       25,375,000.00

   CLASS M-2 POOL FACTOR (I-5):
   CURRENT CLASS M-2 PRINCIPAL BALANCE        12,250,000.00            1.00000000
   ORIGINAL CLASS M-2 PRINCIPAL BALANCE       12,250,000.00

   CLASS B-1 POOL FACTOR (I-5):
   CURRENT CLASS B-1 PRINCIPAL BALANCE         9,625,000.00            1.00000000
   ORIGINAL CLASS B-2 PRINCIPAL BALANCE        9,625,000.00

   CLASS A-B2 POOL FACTOR (I-5):
   CURRENT CLASS B-2 PRINCIPAL BALANCE         6,563,000.00            1.00000000
   ORIGINAL CLASS B-2 PRINCIPAL BALANCE        6,563,000.00

   POOL FACTOR:
   CURRENT POOL PRINCIPAL BALANCE            172,610,922.99            0.98634813
   ORIGINAL POOL PRINCIPAL BALANCE           175,000,000.00

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                            12.880%

   (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS               14.430%

   (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2
       CLASS A-3, CLASS M-1, CLASS M-2, CLASS B-1 AND
       CLASS B-2 ADJUSTED MORTGAGE LOAN REMITTANCE RATE                     7.089%

                                                        -------------------------------------------
   (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR            02/28/97   03/31/97   04/30/97
                                                        -------------------------------------------
                                                              12.860%    12.878%    12.880%

23. AMOUNT OF GUARANTY PAYMENTS OR ALTENTA CREDIT ENHANCEMENT
    PAYMENTS RECEIVED DURING THE DUE PERIOD                                  0.00

24. THE AMOUNT OF ANY DEFAULTED GUARANTY PAYMENT
    FOR THE DUE PERIOD                                                       0.00

25. (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
        FOR THE DUE PERIOD                                               6,512.30
    (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR
        THE CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT
        TO 6.06(b)(i)                                                        0.00

26. AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
     RECEIVED DURING THE MONTH                                               0.00

27. THE RESERVE AMOUNT FOR THE DUE PERIOD                           17,500,000.00

28. CLAIMS FILED DURING THE DUE PERIOD                                       0.00

29. CLAIMS PAID DURING THE PERIOD                                            0.00

30. CLAIMS DENIED BY FHA DURING THE PERIOD                                   0.00

31. CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                      0.00

32. OTHER INFORMATION

                                   EXHIBIT O
                   REMIC DELINQUENCIES AS OF -APRIL 30, 1997

REMIC        OUTSTANDING          #
SERIES       DOLLARS              ACCOUNTS     RANGES               AMOUNT       NO   PCT
1997-I          $128,860,963.59     7,443       1 TO 29 DAYS     17,214,316.18  1,036  13.36%
                                                30 TO 59 DAYS     2,764,837.85    178   2.15%
                                                60 TO 89 DAYS       973,388.85     53   0.76%
                                                90 AND OVER         481,318.35     28   0.37%

                                                FORECLOSURE               0.00      0   0.00%
                                                REO PROPERTY              0.00      0   0.00%

                                                TOTALS          $21,433,861.23  1,295  16.63%
                                                               ==============================

1997-I

The following additional information, presented in dollars, pursuant to
Section 6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.

SUBCLAUSE     CLASS A-1         CLASS A-2       CLASS A-3      CLASS M-1
---------     ---------         ---------       ---------      ---------
(ii)           981.93           1,000.00         767.96        1,302.15

(vi)            21.17               0.00           0.00            0.00

(vii)            3.86               0.00           0.00            0.00

(viii)           6.67               0.00           0.00            0.00

(xiii) (a)       5.38               5.68           4.50            8.04
       (b)      31.70               0.00           0.00            0.00
       (c)       0.00               0.00           0.00            0.00
       (d)       0.00               0.00           0.00            0.00

(xv)           950.23           1,000.00         767.96        1,302.15

(xxxv)           0.00               0.00           0.00            0.00


SUBCLAUSE                       CLASS M-2       CLASS B-1      CLASS B-2
---------                       ---------       ---------      ---------
(ii)                             1,000.00        1,000.00       1,000.00

(vi)                                 0.00            0.00           0.00

(vii)                                0.00            0.00           0.00

(viii)                               0.00            0.00           0.00

(xiii) (a)                           6.73            6.26           6.75
       (b)                           0.00            0.00           0.00
       (c)                           0.00            0.00           0.00
       (d)                           0.00            0.00           0.00

(xv)                             1,000.00        1,000.00       1,000.00

(xxxv)                               0.00            0.00           0.00